UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 22, 2020

 CONTURA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-38735	81-3015061
(Commission File Number)	(IRS Employer Identification No.)

340 Martin Luther King Jr. Blvd. Bristol, Tennessee 37620
(Address of Principal Executive Offices, zip code)

(423) 573-0300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CTRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of KPMG LLP.

On May 22, 2020, Contura Energy, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”) as the Company's independent registered public accounting firm, upon approval of the Audit Committee of the Company’s Board of Directors.

During the Company’s two most recent fiscal years ended December 31, 2019 and subsequent interim period through May 22, 2020, there were no: (1) disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that KPMG LLP advised Contura Energy, Inc. of the following material weaknesses: the Company’s risk assessment process was ineffective and the Company did not have a sufficient complement or sufficiently trained personnel to effectively assess and implement necessary controls. As a result, process level controls over the valuation of coal inventory and elements of the procurement process were ineffective.

The audit reports of KPMG on the Company’s financial statements as of and for the years ended December 31, 2019 and 2018 did not contain any adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles, except for the following:

•
KPMG LLP’s report on the Company’s financial statements as of and for the years ended December 31, 2019 and 2018, contained a separate paragraph indicating that as discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting for revenue recognition effective January 1, 2018 due to the adoption of Accounting Standards Codification Topic 606, Revenue from Contracts with Customers.

•
Additionally, KPMG LLP’s report on the Company’s financial statements as of and for the year ended December 31, 2018, contained a separate paragraph indicating that as discussed in Note 1 to the financial statements, effective July 26, 2016, the Company acquired certain core coal operations of Alpha Natural Resources, Inc. in a transaction accounted for as a business combination. As a result of the acquisition, the consolidated financial information for the Successor periods is presented on a different cost basis than that for the Predecessor period and, therefore, is not comparable.

The audit report of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2019 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG LLP’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2019 because of the effect of material weaknesses on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states the Company’s risk assessment process was ineffective and the Company did not have a sufficient complement or sufficiently trained personnel to effectively assess and implement necessary controls. As a result, process level controls over the valuation of coal inventory and elements of the procurement process were ineffective.

The Company provided KPMG with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested KPMG to furnish the Company with a letter addressed to the SEC stating whether KPMG agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of KPMG’s letter, dated May 29, 2020, is attached as Exhibit 16.1 to this Form 8-K.

(b)	Appointment of RSM US LLP.

In April and May 2020, the Committee conducted a competitive process to identify and evaluate firms who might serve as Company's independent registered public accounting firm for the 2020 fiscal year. The Audit Committee invited multiple independent registered public accounting firms to participate in this process.

Following receipt and review of proposals from the participating independent registered public accounting firms, interviews with the proposed principal audit staff of each firm, consultation with Company management and evaluation of the current and anticipated future needs of the Company and consideration of other relevant factors, on May 22, 2020 the Company engaged RSM US LLP (“RSM”) based on the authorization of the Audit Committee to serve as the Company’s independent registered public accounting firm for the 2020 fiscal year.

Item 8.01 Other Information

As previously reported, on June 14, 2019 Contura Energy, Inc. (“Contura”) entered into a Credit Agreement (the “Credit Agreement”), among Contura, as the Borrower, Cantor Fitzgerald Securities, as Administrative Agent and certain lenders party thereto that provides to Contura a senior secured term loan facility. On May 27, 2020, the parties to the Credit Agreement entered into an amendment of the Credit Agreement (the “Amendment”). The Amendment is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	KPMG LLP letter dated May 29, 2020
99.1
Amendment, dated as of May 27, 2020, to the Credit Agreement, dated as of June 14, 2019, by and among Contura Energy, Inc., as the Borrower, Cantor Fitzgerald Securities, as Administrative Agent and certain lenders party thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Contura Energy, Inc.

Date: May 29, 2020	By:	/s/ C. Andrew Eidson
Name: C. Andrew Eidson
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	KPMG LLP letter dated May 29, 2020
99.1
Amendment, dated as of May 27, 2020, to the Credit Agreement, dated as of June 14, 2019, by and among Contura Energy, Inc., as the Borrower, Cantor Fitzgerald Securities, as Administrative Agent and certain lenders party thereto.